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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 1997

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                             36-3145972
         Delaware                   1-11758            -----------------------
 -----------------------    -----------------------        (IRS EMPLOYER
     (STATE OR OTHER        (COMMISSION FILE NUMBER)   IDENTIFICATION NUMBER)
     JURISDICTION OF
      INCORPORATION)

   1585 Broadway, New York, New York                     10036
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    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                                 (212) 761-4000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

    Dean Witter, Discover & Co., Two World Trade Center, New York, NY 10048
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") merged (the "Merger") with and into Dean Witter, Discover & Co. ("the Corporation") in a merger of equals, pursuant to which each outstanding share of common stock, par value $1.00 per share, of Morgan Stanley ("Morgan Stanley Common Stock") was converted into the right to receive 1.65 shares (the "Merger Consideration") of common stock, par value $.01 per share, of the Corporation ("Corporation Common Stock"). On June 2, 1997, the Corporation announced that the Merger had been completed, at which time all shares of Morgan Stanley Common Stock ceased to be outstanding, and each share thereafter represented the right to receive the Merger Consideration, and each share of Morgan Stanley preferred stock was converted into the right to receive one share of a corresponding series of preferred stock of the Corporation. The Corporation is the surviving corporation of the Merger and was renamed Morgan Stanley, Dean Witter, Discover & Co. at the effective time of the Merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements of Morgan Stanley.

     The audited consolidated statement of financial condition of Morgan Stanley as of November 30, 1996 and November 30, 1995 and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three year period ended November 30, 1996 and the unaudited consolidated interim statement of financial condition of Morgan Stanley as of February 28, 1997 and the unaudited consolidated interim statements of income of Morgan Stanley for the three months ended February 28, 1997 and February 29, 1996 were previously filed by the Corporation as Exhibit 99.1 in each of its Current Reports on Form 8-K dated February 28, 1997 and April 15, 1997, respectively, and are incorporated herein by reference.

  (b) Financial Information.

     The year end audited supplemental financial information for the Corporation is contained in Exhibit 99.3 including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Corporation, the audited Supplemental Consolidated Statements of Financial Condition at fiscal year ends 1996 and 1995 and the audited Supplemental Consolidated Statements of Income, Changes in Shareholders' Equity and Cash Flows for the fiscal years ended 1996, 1995 and 1994, and the notes thereto.

     The first quarter unaudited supplemental financial information for the Corporation is contained in Exhibit 99.4 including Management's Discussion and Analysis of Financial Condition and Results of Operations of the Corporation, the unaudited interim Supplemental Consolidated Statement of Financial Condition at first fiscal quarter end 1997, the audited Supplemental Consolidated Statement of Financial Condition at fiscal year end 1996 and the unaudited interim Supplemental Consolidated Statements of Income and Cash Flows for the first fiscal quarters ended 1997 and 1996, and the notes thereto.

  (c) Exhibits

    See the Index to Exhibits attached hereto.

ITEM 8. CHANGE IN FISCAL YEAR

  On May 31, 1997, the Corporation determined to change the day on which its fiscal year ends from December 31 to November 30.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Morgan Stanley, Dean Witter,
                                                     Discover & Co.
                                                      (REGISTRANT)

Date: June 2, 1997                              /s/ William J. O'Shaughnessy
                                          By:__________________________________

                                                       (SIGNATURE)

                                            Name:William J. O'Shaughnessy
                                            Title: Assistant Secretary

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                                 EXHIBIT INDEX

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
 EXHIBIT                               DESCRIPTION
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
   2 Amended and Restated Agreement and Plan of Merger dated as of April 10, 1997 (incorporated by reference to Annex I to the Joint Proxy Statement/Prospectus included as part of the Corporation's Registration Statement on Form S-4 (File No. 333-25003) filed on April 11, 1997).
   3.1   Amended and Restated Certificate of Incorporation of the Corporation.
   3.2   Amended and Restated By-Laws of the Corporation.
  15.1 Letter of Awareness from Deloitte & Touche LLP concerning Unaudited Financial Information.
  15.2 Letter of Awareness from Ernst & Young LLP concerning Unaudited Financial Information.
  23.1   Consent of Deloitte & Touche LLP.
  23.2   Consent of Ernst & Young LLP.
  99.1 Press release dated May 28, 1997 issued by the Corporation and Morgan Stanley, announcing the results of the Corporation's 1997 Annual Meeting of Stockholders and Morgan Stanley's Special Meeting of Stockholders.
  99.2 Press release dated June 2, 1997 issued by the Corporation, announcing the consummation of the Merger.
  99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for the Corporation including the audited Supplemental Consolidated Statements of Financial Condition at fiscal year ends 1996 and 1995 and the audited Supplemental Consolidated Statements of Income, Changes in Shareholders' Equity and Cash Flows for the fiscal years ended 1996, 1995 and 1994, and the notes thereto.
  99.4 Management's Discussion and Analysis of Financial Condition and Results of Operations for the Corporation including the unaudited interim Supplemental Consolidated Statement of Financial Condition at first fiscal quarter end 1997, the audited Supplemental Consolidated Statement of Financial Condition at fiscal year end 1996 and the unaudited interim Supplemental Consolidated Statements of Income and Cash Flows for the first fiscal quarters ended 1997 and 1996, and the notes thereto.
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